UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 10, 2026
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”
On April 10, 2026, Open Text Corporation (“OpenText” or the “Company”) issued a press release announcing its preliminary third quarter fiscal year 2026 revenue expectations of approximately US$1.28 billion. A copy of the press release announcing such revenue expectations is attached hereto as Exhibit 99.1 to this Form 8-K.
The foregoing preliminary third quarter fiscal year 2026 revenue expectations reflect management’s current views with respect to the Company’s financial results. No independent registered public accounting firm has audited, reviewed, examined, or performed any procedures with respect to, nor have they expressed any form of assurance on, these preliminary expectations. Such preliminary expectations remain subject to the completion of normal quarter-end accounting procedures and closing adjustments. Actual results may differ materially from these expectations as a result of the completion of normal quarter-end accounting procedures, closing adjustments and other developments which may arise between now and the time that the Company’s financial results are finalized.
The information in this Item 2.02 and the exhibits attached hereto are furnished to, but not “filed” with, the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

99.1	Press release, dated April 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

April 10, 2026	By:	/s/ Michael F. Acedo
Michael F. Acedo EVP, Chief Legal Officer and Corporate Secretary